                                                                    EXHIBIT 10.7

                              AENEID CORPORATION

                          SECOND AMENDED AND RESTATED
                          ----------------------------

                       CO-SALE AND MANAGEMENT AGREEMENT
                       --------------------------------


     This Second Amended and Restated Co-Sale and Management Agreement (the

"Agreement") is made and entered into as of September 17, 1999 by and among
 ---------
Daniel Putterman and Robert Ainsbury (the "Founders"), Aeneid Corporation, a
                                           --------
California corporation (the "Company"), Vision Capital L.P. ("Vision"),
                             -------                          ------
Edgewater Private Equity Fund II, L.P. ("Edgewater"), the holders of Series A
                                         ---------
Preferred Stock and Series B Preferred Stock of the Company listed on Exhibit A
                                                                      ---------
to this Agreement (the "Existing Investors") and the holders of Series C
                        ------------------
Preferred Stock of the Company listed on Exhibit B to this Agreement (the
                                         ---------
"Series C Investors").  The Existing Investors and the Series C Investors are
 ------------------
referred to collectively herein as the "Investors".

                                   RECITALS
                                   --------

     A. The Company, the Founders and the Existing Investors are parties to an Amended and Restated Co-Sale and Management Agreement dated March 19, 1999 (the "Prior Agreement").
 ---------------

     B. The Company and the Series C Investors have entered into a Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date
                                         ------------------
herewith pursuant to which the Company desires to sell to the Series C Investors and the Series C Investors desire to purchase from the Company shares of the Company's Series C Preferred Stock. A condition to the Series C Investors' obligations under the Purchase Agreement is that the Company, the Founders, the Existing Investors and the Series C Investors enter into this Agreement in order to provide the Investors the opportunity to participate, upon the terms and conditions set forth in this Agreement, in subsequent sales by (i) the Founders of shares of the Company's Common Stock and (ii) Vision and Edgewater of shares
                                                 ------
of the Company's Common Stock and Preferred Stock. The Company, the Existing Investors and the Founders desire to induce the Series C Investors to purchase shares of Series C Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth below. The Company, the Founders, and the Existing Investors intend that the Prior Agreement be terminated and replaced in its entirety by this Agreement.

                                   AGREEMENT
                                   ---------

     The parties agree as follows:

     1.   Covenants of Founders.
          ---------------------

          1.1  Retention of Shares.  Each Founder hereby agrees that he will
               -------------------
retain ownership of all of the Common Shares (as defined in Section 2.1 below) owned by him as of the date hereof and will not effect any sale or other transfer of such Common Shares, except as permitted under Section 2.5 hereof and except as approved by holders of a majority of the Preferred Stock held by the Investors. In the event such a majority approves a sale or transfer of a Founder's Common Shares, the provisions of Section 2 below shall apply.

          1.2  Devotion of Time to Company.  Each Founder hereby agrees that so
               ---------------------------
long as he remains an employee of the Company, he shall devote 100% of his working time to the Company and shall not work as an employee or paid consultant to any other corporation or entity without the unanimous approval of the Board of Directors of the Company.

     2.   Sales by Founders, Vision or Edgewater.
          --------------------------------------

          2.1  Notice of Sales.  Subject to Section 1.1 above, should any
               ---------------
Founder, Vision or Edgewater (or a Permitted Transferee, as defined below) propose to accept one or more bona fide offers (collectively, a "Purchase
                                                                 --------
Offer") from any persons to purchase (i) shares of the Company's Common Stock owned by such Founder, Vision or Edgewater as of the date hereof (the "Common
                                                                       ------
Shares") from such Founder, Vision or Edgewater (other than as set forth in
------
Section 2.5 hereof), (ii) shares of the Company's Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock owned by Vision as of the date hereof or (iii) shares of the Company's Series A Preferred Stock or Series B Preferred Stock owned by Edgewater as of the date hereof, from Vision or Edgewater, then such Founder, Vision or Edgewater, as applicable, shall promptly deliver a notice (the "Notice") to the Company and each Investor stating the
                       ------
terms and conditions of such Purchase Offer including, without limitation, the number of Shares (as defined below) proposed to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. The Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock so owned as of the date hereof are collectively referred to herein as the "Preferred Shares" and
                                                        ----------------
collectively with the Common Shares are referred to herein as the "Shares."
                                                                   ------

          2.2  Co-Sale Right.   Each Investor shall have the right (the "Co-Sale
               -------------                                             -------
Right"), exercisable upon written notice to the Company within fifteen (15)
-----
business days, to participate in such Founder's, Vision's or Edgewater's sale of Shares pursuant to the specified terms and conditions of such Purchase Offer.
To the extent an Investor exercises such Co-Sale Right in accordance with the terms and conditions set forth below, the number of Shares which such Founder, Vision or Edgewater may sell pursuant to such Purchase Offer shall be correspondingly reduced. The Co-Sale Right of each Investor shall be subject to the following terms and conditions:

               (a) Calculation of Shares. Each Investor may sell all or any part
                   ---------------------
of that number of shares of Common Stock of the Company issued or issuable upon conversion of Preferred Stock or Common Stock received in connection with any stock dividend, stock split or other reclassification thereof (the "Conversion
                                                                    ----------
Shares") equal to the product obtained by multiplying (i) the aggregate number
------
of Shares covered by the Purchase Offer by (ii) a fraction, the numerator of which is the number of Conversion Shares at the time owned by such Investor and the denominator of which is the sum of (A) the total number of Conversion Shares at the time owned by all Investors participating in such sale plus (B) the total number of Shares at the time owned by such Founder, Vision or Edgewater, as applicable, including shares transferred by such Founder, Vision or Edgewater, as applicable, to Permitted Transferees (as defined below) in accordance with this Agreement. The provisions of this Agreement do not confer any Co-Sale Rights with respect to any shares of Common Stock or other securities held by an Investor that are not Conversion Shares.

               (b) Delivery of Certificates.  Each Investor may effect its
                   ------------------------
participation in the sale by delivering to the selling Founder, Vision or Edgewater, as applicable, for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the Conversion Shares which such Investor elects to sell.

          2.3  Transfer.  The stock certificate or certificates which the
               --------
Investor delivers to the selling Founder, Vision or Edgewater pursuant to
Section 2.2 shall be delivered by such Founder, Vision or Edgewater to the prospective purchaser in consummation of the sale pursuant to the terms and conditions specified in the Notice, and such Founder, Vision or Edgewater shall promptly thereafter remit to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase Conversion Shares from an Investor exercising its Co-Sale Right hereunder, the selling Founder or Founders, Vision or Edgewater shall not sell to such prospective purchaser or purchasers any Shares unless and until, simultaneously with such sale, the selling Founder or Founders, Vision or Edgewater shall purchase such Conversion Shares from such Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Notice (which terms and conditions shall be no less favorable than those governing the sale to the purchaser by the Founder or Founders, Vision or Edgewater, as applicable).

          2.4  No Adverse Effect.  The exercise or non-exercise of the rights of
               -----------------
the Investors hereunder to participate in one or more sales of Shares made by a Founder, Vision or Edgewater shall not adversely affect their rights to participate in subsequent sales of Shares by a Founder, Vision or Edgewater.

          2.5  Permitted Transactions.  The provisions of Sections 1 and 2 of
               ----------------------
this Agreement shall not pertain or apply to:

               (a) Any pledge of the Company's Common Stock made by a Founder, Vision or Edgewater pursuant to a bona fide loan transaction which creates a mere security interest;

               (b)  Any repurchase of Common Stock by the Company;

               (c)  Any bona fide gift; or

               (d) Any transfer to a Founder's ancestors, descendants or spouse or to a trust for their benefit (and any distributions from such trust).

     provided, in each case, that the pledgee, transferee or donee (each a
     --------
"Permitted Transferee") shall execute a written agreement to be bound by and
 --------------------
comply with all provisions of this Agreement applicable to the Founders, Vision or Edgewater, as applicable.

          2.6  Assignment of Rights. The rights of the Investors set forth in
               --------------------
this Section 2 may be assigned (but only with all related obligations) only to a transferee or assignee of at least twenty-five percent (25%) of an Investor's total Conversion Shares set forth collectively on Exhibit A and Exhibit B (or
                                                  ---------     ---------
all of such Investor's Conversion Shares if such Investor holds less than twenty-five percent (25%) of such amount) provided that (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (b) such transferee agrees in writing to be bound by the provisions of this Agreement.



     3.   Transfer Restrictions.
          ---------------------

          3.1  Prohibited Transfers.  Any attempt by a Founder, Vision or
               --------------------
Edgewater to transfer Shares in violation of Section 2 of this Agreement shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of the holders of a majority of the Conversion Shares.

          3.2  Legended Certificates.  Each certificate representing shares of
               ---------------------
the Common Stock, the Series A Preferred Stock, Series B Preferred Stock and the Series C Preferred Stock of the Company now or hereafter owned by the Founders, Vision or Edgewater or issued to any Permitted Transferee pursuant to Section
2.5 shall bear the following legend:

          "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AGREEMENT BY AND BETWEEN THE SHAREHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF COMMON AND PREFERRED STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

     4.   Termination.
          -----------

          4.1  Termination Events.  This Agreement shall terminate upon the
               ------------------
earliest to occur of any one of the following events (and shall not apply to any transfer by a Founder, Vision or Edgewater in connection with any such event):

               (a) The liquidation, dissolution or indefinite cessation of the business operations of the Company;

               (b) An underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, which results in gross proceeds to the Company of at least $15,000,000 and the public offering price of which is not less than $3.16 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization); or

               (c) The sale, conveyance or other disposition of or encumbrance of all or substantially all of the Company's property or business or the Company's merger into or consolidation with any other corporation (other than a wholly-owned subsidiary corporation) or any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this Section 4.1(c) shall not apply
                               --------
to a merger affected solely for the purpose of changing the domicile of the Company.

          4.2  Removal of Legend.   At any time after the termination of this
               -----------------
Agreement in accordance with Section 4.1, any holder of a stock certificate legended pursuant to Section 2.2 may surrender such certificate to the Company for removal of such legend, and the Company will duly reissue a new certificate without the legend.

     5.   Miscellaneous.
          -------------

          5.1  Successors and Assigns.   Except as otherwise provided herein,
               ----------------------
this Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, the parties' respective successors, assigns and legal representatives.

          5.2  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended or waived only with the written consent of the Company, holders of at least a majority of the Preferred Stock held by the Investors, and holders of a majority of the Founders' shares (or their respective successors and assigns). Any amendment or waiver effected in accordance with this Section 5.2 shall be binding upon the Company, the holders of Preferred Stock and any holder of Founders' Shares, and each of their respective successors and assigns.

          5.3  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below on the signature page or on Exhibit A hereto, or as subsequently modified by written notice.
      ---------

          5.4  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          5.5  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          5.6  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          5.7  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          5.8  Termination of Prior Agreement.  The Prior Agreement is hereby
               ------------------------------
terminated and replaced in its entirety by this Agreement.

                           [Signature Page Follows]

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            _________________________________
                                              (Investor)

By:  /s/ Daniel Putterman                     By:_______________________________
   ------------------------------
     Daniel Putterman, President              Name:_____________________________
                                                          (print)
Address:
                                              Title:____________________________
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman
---------------------------------             __________________________________
Daniel Putterman                                (Investor)

Address: c/o Company address above            By:_______________________________
Fax Number: (415) 538-8558
                                              Name:_____________________________
/s/ Robert Ainsbury                                        (print)
---------------------------------
Robert Ainsbury                               Title:____________________________

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            Bluestem Capital Partners II, LP
                                              ----------------------------------
                                              (Investor)

By:  /s/ Daniel Putterman                     By: /s/ Steve Kirby
   ------------------------------                -------------------------------
     Daniel Putterman, President
                                              Name:     Steve Kirby
                                                   -----------------------------
Address:                                                  (print)

282 Second Street, Suite 200                  Title: President of the General
San Francisco, CA 94105                             ----------------------------
Fax: (415) 538-8558                                  Partner
                                                    ----------------------------



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Bluestem Capital Partners II, LP
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By: /s/ Steve Kirby
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:     Steve Kirby
---------------------------------                  -----------------------------
Robert Ainsbury                                           (print)

Address: c/o Company address above            Title: President of the General
Fax Number: (415) 538-8558                          ----------------------------
                                                     Partner
                                                    ----------------------------

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            Fritas AS
                                              ----------------------------------
                                              (Investor)

By:  /s/ Daniel Putterman                     By: /s/ Carl Preben Hoegh
   ------------------------------                -------------------------------
     Daniel Putterman, President
                                              Name:   Carl Preben Hoegh
                                                   -----------------------------
Address:                                                    (print)

282 Second Street, Suite 200                  Title:    Director
San Francisco, CA 94105                             ----------------------------
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Fritas AS
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:   /s/ Carl Preben Hoegh
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:   Carl Preben Hoegh
---------------------------------                  -----------------------------
                                                             (print)
Robert Ainsbury
                                              Title:    Director
Address: c/o Company address above                  ----------------------------
Fax Number: (415) 538-8558

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            Hoegh Invest AS
                                              ----------------------------------
                                              (Investor)

By:  /s/ Daniel Putterman                     By: /s/ Carl Preben Hoegh
   ------------------------------                -------------------------------
     Daniel Putterman, President
                                              Name:   Carl Preben Hoegh
                                                   -----------------------------
Address:                                                    (print)

282 Second Street, Suite 200                  Title:    Chairman
San Francisco, CA 94105                             ----------------------------
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Hoegh Invest AS
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:    /s/ Carl Preben Hoegh
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:_____________________________
---------------------------------                           (print)
Robert Ainsbury
                                              Title:____________________________
Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            HPI Holdings SA
                                              ----------------------------------
                                              (Investor)

By:  /s/ Daniel Putterman                     By: /s/ [ILLEGIBLE]
   ------------------------------                -------------------------------
     Daniel Putterman, President
                                              Name:   D. Gonseth
                                                   -----------------------------
Address:                                                    (print)

282 Second Street, Suite 200                  Title: Chairman
San Francisco, CA 94105                             ----------------------------
Fax: (415) 538-8558

                                              By: /s/ [ILLEGIBLE]
                                                 -------------------------------

                                              Name:   S. Crettex
                                                   -----------------------------
                                                            (print)

                                              Title:   CFO
                                                    ----------------------------


FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          HPI Holding SA
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By: /s/ [ILLEGIBLE]
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:  D. Gonseth
---------------------------------                  -----------------------------
Robert Ainsbury                                            (print)

Address: c/o Company address above            Title: Chairman
Fax Number: (415) 538-8558                          ----------------------------

                                              By: /s/ [ILLEGIBLE]
                                                 -------------------------------

                                              Name:  S. Crettex
                                                   -----------------------------
                                                           (print)

                                              Title:  CFO
                                                    ----------------------------

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            Philip Monego
                                              ----------------------------------
                                              (Investor)

By:  /s/ Daniel Putterman                     By: /s/ Philip Monego
   ------------------------------                -------------------------------
     Daniel Putterman, President
                                              Name:     Philip Monego
                                                   -----------------------------
Address:                                                    (print)

282 Second Street, Suite 200                  Title:____________________________
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Philip Monego
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By: /s/ Philip Monego
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:     Philip Monego
---------------------------------                  -----------------------------
Robert Ainsbury                                            (print)

Address: c/o Company address above            Title:____________________________
Fax Number: (415) 538-8558

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            Murdoch & Company
                                              ----------------------------------
                                              (Investor)

By:  /s/ Daniel Putterman                     By: /s/ M Fern Inglefeld
   ------------------------------                -------------------------------
     Daniel Putterman, President
                                              Name:     M Fern Inglefeld
                                                   -----------------------------
Address:                                                    (print)

282 Second Street, Suite 200                  Title:   Authorized Signatory
San Francisco, CA 94105                             ----------------------------
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Murdoch & Company
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By: /s/ M Fern Inglefeld
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:     M Fern Inglefeld
---------------------------------                  -----------------------------
Robert Ainsbury                                              (print)

Address: c/o Company address above            Title:    Authorized Signatory
Fax Number: (415) 538-8558                          ----------------------------

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            Martin Velasco
                                              ----------------------------------
                                              (Investor)

By:  /s/ Daniel Putterman                     By: /s/ Martin Velasco
   ------------------------------                -------------------------------
     Daniel Putterman, President
                                              Name:_____________________________
                                                            (print)
Address:
                                              Title:____________________________
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Martin Velasco
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By: /s/ Martin Velasco
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:_____________________________
---------------------------------                            (print)
Robert Ainsbury
                                              Title:____________________________
Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            Vision Capital LP
                                              ----------------------------------
                                              (Investor)

By:  /s/ Daniel Putterman                     By:   /s/ Dag Tellefson
   ------------------------------                -------------------------------
     Daniel Putterman, President
                                              Name:      Dag Tellefson
                                                   -----------------------------
Address:                                                    (print)

282 Second Street, Suite 200                  Title:   Investment Manager
San Francisco, CA 94105                             ----------------------------
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Vision Capital LP
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:   /s/ Dag Tellefson
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:     Dag Tellefson
---------------------------------                  -----------------------------
Robert Ainsbury                                            (print)

Address: c/o Company address above            Title:    Investment Manager
Fax Number: (415) 538-8558                          ----------------------------

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            Emmeram von Braun
                                              ----------------------------------
                                              (Investor)

By:  /s/ Daniel Putterman                     By:   /s/ Emmeram von Braun
   ------------------------------                -------------------------------
     Daniel Putterman, President
                                              Name:      Emmeram von Braun
                                                   -----------------------------
Address:                                                      (print)

282 Second Street, Suite 200                  Title:____________________________
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Emmeram von Braun
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:   /s/ Emmeram von Braun
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:     Emmeram von Braun
---------------------------------                  -----------------------------
Robert Ainsbury                                               (print)

Address: c/o Company address above            Title:____________________________
Fax Number: (415) 538-8558

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            __________________________________
                                              (Investor)

By:  /s/ Daniel Putterman                     By:_______________________________
   ------------------------------
     Daniel Putterman, President              Name:_____________________________
                                                            (print)
Address:
                                              Title:____________________________
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Kleinwort Benson Limited
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:   /s/ Richard H. Wolf
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:     Richard H. Wolf
---------------------------------                  -----------------------------
Robert Ainsbury                                            (print)

Address: c/o Company address above            Title:   Authorized Person
Fax Number: (415) 538-8558                          ----------------------------


                                              By:   /s/ [ILLEGIBLE]
                                                 -------------------------------

                                              Name:
                                                   -----------------------------
                                                           (print)

                                              Title:   Authorized Person
                                                     ---------------------------

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            __________________________________
                                              (Investor)

By:  /s/ Daniel Putterman                     By:_______________________________
   ------------------------------
     Daniel Putterman, President              Name:_____________________________
                                                            (print)
Address:
                                              Title:____________________________
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman
---------------------------------             __________________________________
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:   /s/ Michael W. Hall
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:     Michael W. Hall
---------------------------------                  -----------------------------
Robert Ainsbury                                            (print)

Address: c/o Company address above            Title:        N.A.
Fax Number: (415) 538-8558                          ----------------------------

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            __________________________________
                                              (Investor)

By:  /s/ Daniel Putterman                     By:_______________________________
   ------------------------------
     Daniel Putterman, President              Name:_____________________________
                                                            (print)
Address:
                                              Title:____________________________
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Westindia AB
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:   /s/ Henrik Baltscheffsky
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:     Henrik Baltscheffsky
---------------------------------                  -----------------------------
Robert Ainsbury                                               (print)

Address: c/o Company address above            Title:        V.P.
Fax Number: (415) 538-8558                          ----------------------------

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            __________________________________
                                              (Investor)

By:  /s/ Daniel Putterman                     By:_______________________________
   ------------------------------
     Daniel Putterman, President              Name:_____________________________
                                                            (print)
Address:
                                              Title:____________________________
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          White Crystals Limited.
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:   /s/ Abdulaziz H Aliomaih
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:     Abdulaziz H Aliomaih
---------------------------------                  -----------------------------
Robert Ainsbury                                               (print)

Address: c/o Company address above            Title:    Asst. Vice President
Fax Number: (415) 538-8558                          ----------------------------

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            __________________________________
                                              (Investor)

By:  /s/ Daniel Putterman                     By:_______________________________
   ------------------------------
     Daniel Putterman, President              Name:_____________________________
                                                            (print)
Address:
                                              Title:____________________________
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman
---------------------------------             __________________________________
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:   /s/ Abdullah S. Al-Rashid
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:     Abdullah S. Al-Rashid
---------------------------------                  -----------------------------
Robert Ainsbury                                               (print)

Address: c/o Company address above            Title:     Businessman
Fax Number: (415) 538-8558                          ----------------------------

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            __________________________________
                                              (Investor)

By:  /s/ Daniel Putterman                     By:_______________________________
   ------------------------------
     Daniel Putterman, President              Name:_____________________________
                                                            (print)
Address:
                                              Title:____________________________
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          [ILLEGIBLE]^^
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:   /s/ Rengan Rajaratuam
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:       Rengan Rajaratuam
---------------------------------                  -----------------------------
Robert Ainsbury                                               (print)

Address: c/o Company address above            Title:     Senior Associate
Fax Number: (415) 538-8558                          ----------------------------

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            __________________________________
                                              (Investor)

By:  /s/ Daniel Putterman                     By:_______________________________
   ------------------------------
     Daniel Putterman, President              Name:_____________________________
                                                            (print)
Address:
                                              Title:____________________________
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Richard A. Brand
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:   /s/ Richard A. Brand
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:       Richard A. Brand
---------------------------------                  -----------------------------
Robert Ainsbury                                               (print)

Address: c/o Company address above            Title:____________________________
Fax Number: (415) 538-8558

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            __________________________________
                                              (Investor)

By:  /s/ Daniel Putterman                     By:_______________________________
   ------------------------------
     Daniel Putterman, President              Name:_____________________________
                                                            (print)
Address:
                                              Title:____________________________
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Clark Callander
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:   /s/ Clark Callander
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:     Clark Callander
---------------------------------                  -----------------------------
Robert Ainsbury                                             (print)

Address: c/o Company address above            Title:____________________________
Fax Number: (415) 538-8558

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            __________________________________
                                              (Investor)

By:  /s/ Daniel Putterman                     By:_______________________________
   ------------------------------
     Daniel Putterman, President              Name:_____________________________
                                                            (print)
Address:
                                              Title:____________________________
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Steven D. Abbott
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:   /s/ Steven D. Abbott
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:       Steven D. Abbott
---------------------------------                  -----------------------------
Robert Ainsbury                                               (print)

Address: c/o Company address above            Title:____________________________
Fax Number: (415) 538-8558

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            __________________________________
                                              (Investor)

By:  /s/ Daniel Putterman                     By:_______________________________
   ------------------------------
     Daniel Putterman, President              Name:_____________________________
                                                            (print)
Address:
                                              Title:____________________________
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Paul Inouye
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:   /s/ Paul Inouye
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:       Paul T Inouye
---------------------------------                  -----------------------------
Robert Ainsbury                                              (print)

Address: c/o Company address above            Title:      Principal
Fax Number: (415) 538-8558                          ----------------------------

     The parties hereto have executed this Second Amended and Restated Co-Sale and Management Agreement as of the date first written above


COMPANY:                                      EXISTING INVESTORS:


AENEID CORPORATION                            __________________________________
                                              (Investor)

By:  /s/ Daniel Putterman                     By:_______________________________
   ------------------------------
     Daniel Putterman, President              Name:_____________________________
                                                            (print)
Address:
                                              Title:____________________________
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558



FOUNDERS:                                     SERIES C INVESTORS:


/s/ Daniel Putterman                          Nimo Marakovic
---------------------------------             ----------------------------------
Daniel Putterman                              (Investor)

Address: c/o Company address above            By:   /s/ Nimo Marakovic
Fax Number: (415) 538-8558                       -------------------------------

/s/ Robert Ainsbury                           Name:      Nimo Marakovic
---------------------------------                  -----------------------------
Robert Ainsbury                                              (print)

Address: c/o Company address above            Title:____________________________
Fax Number: (415) 538-8558

EDGEWATER PRIVATE EQUITY II FUND, L.P.

By: /s/ Robert G. Allison
   -----------------------------

Name:  Robert G. Allison
     ---------------------------

Title:  Partner
      --------------------------

Address:

900 N. Michigan Ave.
14th Floor
Chicago, IL 60611


VISION CAPITAL L.P.

By: ____________________________

Name: __________________________
              (print)

Title: _________________________

Address:
P.O. Box 76, Wests Center
St. Helier Jersey JE4 8PQ
Channel Islands

EDGEWATER PRIVATE EQUITY II FUND, L.P.

By:_____________________________

Name:___________________________

Title:__________________________

Address:

900 N. Michigan Ave.
14th Floor
Chicago, IL 60611


VISION CAPITAL L.P.

By:    /s/ Dag Tellefsen
   -----------------------------

Name:      Dag Tellefsen
     ---------------------------
              (print)

Title:   Investment Manager
      --------------------------

Address:
P.O. Box 76, Wests Center
St. Helier Jersey JE4 8PQ
Channel Islands

                                      -8-